Semiannual Report February 28, 2001
Oppenheimer Developing Markets Fund

REPORT HIGHLIGHTS

CONTENTS

1	President’s Letter

3	An Interview with your Fund’s Manager

9	Financial Statements

28	Officers and Trustees

Fund Objective

Oppenheimer Developing Markets Fund aggressively seeks capital appreciation.

Cumulative Total Returns*

For the Six-Month Period Ended 2/28/01

	Without	With
	Sales Chg.	Sales Chg.

Class A	-6.11%	-11.51%

Class B	-6.50	-11.02

Class C	-6.46	-7.37

Average Annual Total Returns*

For the 1-Year Period Ended 2/28/01

	Without	With
	Sales Chg.	Sales Chg.

Class A	-14.72%	-19.62%

Class B	-15.36	-19.46

Class C	-15.34	-16.16

*	See Notes on page 7 for further details.

PRESIDENT’S LETTER

Bridget A. Macaskill
President
Oppenheimer
Developing Markets Fund

Dear Shareholder,

The year 2000 was one to remember, both for the performance of the financial markets and the lessons it presented to all investors.

      In many ways, 2000 was a study in contrasts. Many stocks experienced sharp declines, while municipal and high quality bonds performed strongly. The year began with unrestrained enthusiasm for technology stocks in particular, and growth stocks in general, but ended with value-oriented stocks providing better performance.

      Market conditions shifted dramatically during 2000. When the year began, the economy was growing rapidly, raising concerns that long-dormant inflationary pressures might resurface. By mid-year, however, after a series of interest rate hikes by the Federal Reserve Board (the Fed), the economy began to slow—triggering fears of a potential recession. The slowing economy generally hurt the stock market and benefited high quality bonds.

      The lessons provided by a volatile and difficult year reinforced many of the basic investment principles we have discussed in this letter from time to time. In 2000, market volatility was a powerful reminder of the importance of investment diversification—the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In addition, actively managed funds generally outperformed passive index funds, as research-intensive security selection again made a critical difference for portfolio returns. Perhaps most important, the markets in 2000 confirmed that sound business fundamentals, rather than investment fads, are a more powerful determinant of investment success over the long term.

      Looking forward, we are cautiously optimistic. Our caution arises from expectations that the economy will grow only moderately during the first half of 2001. The Fed, already more concerned about a potential recession than inflation, reversed its monetary policy of the past 18 months by reducing key short-term interest

1 OPPENHEIMER DEVELOPING MARKETS FUND

PRESIDENT’S LETTER

rates. This rate cut, combined with the possibility of future interest rate reductions and a federal income tax cut, may help the economy achieve a “soft landing.”

      Our current situation has mixed implications for stocks and bonds. While slowed growth may mean decelerated corporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as U.S. Government securities, but may have a negative effect on credit-sensitive corporate bonds.

      In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the economy generally remains weak. Lower interest rates are buoying the economies of the emerging markets—but slowing growth, plus Mideast tensions, could cast a shadow over these regions.

      In this uncertain environment, we intend to adhere to the same proven investment principles that have driven our funds’ past success: broad diversification to help reduce risk, an unwavering focus on business fundamentals to seek likely winners, and a long-term perspective that preserves the integrity of each fund’s investment approach. Regardless of the short-term movements of the financial markets, these principles—fundamental parts of The Right Way to Invest—should serve investors well in 2001 and beyond.

Sincerely,

Bridget A. Macaskill
March 21, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict the performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks.

2 OPPENHEIMER DEVELOPING MARKETS FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

Portfolio Management
Team (l to r)
Frank Jennings
Rajeev Bhaman
(Portfolio Manager)

Q. How did Oppenheimer Developing Markets Fund perform during the six-month period that ended February 28, 2001?

A. The Fund’s Class A shares generated a -6.11% cumulative total return, without deducting sales charges, for the period.1 While we are not satisfied with the Fund’s absolute return over the past six months, the Fund performed better than most of its competition. According to Lipper, a leading mutual fund performance tracking company, the Fund’s Class A shares were ranked #10 of 186 and #3 of 149 emerging market funds for the one- and three-year periods, respectively, ended March 31, 2001.2 We are also pleased to report that the Fund’s Class A shares received a 4-star (****) overall rating from Morningstar for the three-year period ended March 31, 2001 among 1,292 international equity funds.3

      We credit the Fund’s strong relative performance to our investment process. The Fund focuses on individual businesses that we believe have long-term staying power and return potential, as well as formidable competitive advantages that can potentially enhance those returns.

1.	See page 7 for further details.

2.	Source of data: Lipper Analytical Services, Inc. Lipper rankings are based on total returns with dividends and capital gains distributions reinvested but do not consider sales charges. The Fund’s Class A shares were ranked #10 of 186 (1-year) and #3 of 149 (3-year) emerging market funds for the periods ending 3/31/01. A fund’s Lipper ranking is a relative ranking of the fund within its peer group, and does not necessarily mean that the fund had high total returns.

3.	Source of data: Morningstar, Inc. Morningstar rates mutual funds in broad investment classes, based on risk adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Overall star rating is the combined 3-, 5- and 10-year (if applicable) ratings for a fund or class and is subject to change monthly. Top 10% of rated funds are 5 stars; the next 22.5% are 4 stars. The Fund’s Class A shares received a 4-star (3-year) overall rating from Morningstar for the period ended 3/31/01 among 1,292 international equity funds.

3 OPPENHEIMER DEVELOPING MARKETS FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

Average Annual

Total Returns With

Sales Charge

For the Periods Ended 3/31/01[4]

Class A	Since

1-Year	Inception

-26.22%	9.22%

Class B	Since

1-Year	Inception

-26.11%	9.53%

Class C	Since

1-Year	Inception

-23.06%	9.86%

On the whole, why did emerging markets disappoint during the period?

Keep in mind that it is difficult to provide a generalized overview for these markets, which comprise close to 50 different countries across three continents. Not surprisingly, these countries are quite diverse in their economic makeup and performance. Suffice it to say, however, that the dramatic decline of the Nasdaq Composite Index last year, which was felt throughout the world, affected investor confidence and hence the willingness to invest in riskier asset classes such as emerging markets. Worries of a possible recession in the United States, rising oil prices and waning consumer confidence have also contributed to the uncertainty overseas.

How does the slowing U.S. economy affect emerging markets?

A slowdown in the U.S. economy tends to have a negative impact on the demand for goods from emerging markets. For example, the markets of South Korea and Taiwan, whose stock markets are technology-heavy, declined on weakness in the U.S. technology sector. The Fund was negatively affected by these conditions over the reporting period, albeit slightly, as our exposure to these countries and to technology-related investments was relatively small.

      Asian markets in general continued to experience a host of financial pressures, which have held back their performance during the period. However, recent declines in the price of oil may help to bolster economic growth rates among the larger oil-importing Asian countries.

Where have you found the most attractive opportunities?

While the mix of countries in the Fund is an outgrowth of our company-by-company investment process, Brazil, India and Mexico—our largest country weightings—have benefited from varying degrees of economic improvement.5

4.	See page 7 for further details.

5.	Portfolio is subject to change.

4 OPPENHEIMER DEVELOPING MARKETS FUND

      Brazil experienced strong economic growth last year and continues to show indications that it could record similar gains in 2001. Interest rates have fallen and spreads, or differences in yields between U.S. Treasuries and Brazilian interest rates, have narrowed. As a result, our Brazilian holdings performed well for the Fund during the period. One in particular, leading regional jet manufacturer Empresa Brasileira de Aeronautica SA (Embraer), Preference has seen significant sales growth as well as investor interest.6

      From an economic perspective, India remains a work in progress. Government gridlock proved to be a drag on economic growth during the period, as the country has been slow in meeting its privatization targets. As India moves forward in the transition from state ownership of businesses to private ownership, the investment environment should improve. Meanwhile, the Fund has focused its Indian investments in companies we believe are positioned to benefit from privatization. Several of these performed better than the market at large and were positive contributors during the period.

      Over the past five years, Mexico has been a beacon among the emerging markets. Inflation has declined from levels near 50% to about 8%, and the government expects to see further decreases sometime this year. This economic turnaround, impressive by any standard, has earned the country’s sovereign debt an upgrade to investment grade. Given these improvements, we have set our sights on franchise or dominant businesses, like Grupo Financiero Banorte SA de CV. This premier Mexican bank has demonstrated a favorable balance sheet and is poised for solid earnings growth.

      As always, please keep in mind that investing in foreign securities entails additional expenses and risks, including foreign currency fluctuations.

What is your outlook for developing markets going forward?

The new year has gotten off to a good start for emerging markets, and we’re confident of continued strength over the next

6.	Portfolio is subject to change.

5 OPPENHEIMER DEVELOPING MARKETS FUND

several months. Declining interest rates in the United States and lower oil prices worldwide should provide a positive setting. Stock prices rebounded slightly from their late-2000 lows. Nevertheless, they remain attractively valued. In light of this environment, we continue to look for good companies in good businesses at good prices. Emphasizing favorable opportunities in this emerging global marketplace is what makes Oppenheimer Developing Markets Fund an important part of The Right Way to Invest.

Top Ten Geographical Diversification Holdings[7]

Brazil	20.0%

India	18.7

Mexico	12.2

United States	8.3

Korea, Republic of (South)	5.4

Portugal	5.1

Singapore	4.8

Hong Kong	3.4

Egypt	3.1

Turkey	2.7

Top Ten Common Stock Holdings[8]

Empresa Brasileira de Aeronautica SA (Embraer), Preference	6.9%

Bharat Petroleum Corp. Ltd.	3.8

Grupo Televisa SA, Sponsored GDR	3.1

ICICI Ltd., Sponsored ADR	2.7

Grupo Financiero Banorte SA de CV	2.6

Hyundai Heavy Industries Co. Ltd.	2.6

Pliva d.d., GDR	2.5

Dr. Reddy’s Laboratories Ltd.	2.4

Compania Paranaense Energia, Sponsored ADR, Preference, B Shares	2.4

Brazil Realty SA, GDR	2.2

7.	Portfolio is subject to change. Percentages are as of February 28, 2001, and are based on total market value of investments.

8.	Portfolio is subject to change. Percentages are as of February 28, 2001, and are based on net assets.

6 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund’s performance may be subject to substantial fluctuations and current performance may be less than the results shown. For quarterly updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 11/18/96. Class A returns include the maximum initial sales charge of 5.75%.

Class B shares were first publicly offered on 11/18/96. Class B returns include the applicable contingent deferred sales charge 5% (1-year) and 2% (since inception). Class B shares are subject to a 0.75% annual asset-based sales charge.

Class C shares were first publicly offered on 11/18/96. Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to a 0.75% annual asset-based sales charge.

An explanation of the different calculations of performance is in the Fund’s Statement of Additional Information.

7 OPPENHEIMER DEVELOPING MARKETS FUND

Financials

8 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS February 28, 2001 / Unaudited

		Market Value
	Shares	See Note 1

Common Stocks—94.9%

Basic Materials—7.1%

Chemicals—1.3%

Asian Paints (India) Ltd.	566,580	$3,278,631

Metals—5.8%

Antofagasta plc	553,180	3,965,322

Caemi Mineracao e Metalurgia SA, Preference	23,700,000	3,479,325

Freeport-McMoRan Copper & Gold, Inc., Cl. B1	310,000	4,355,500

PT Aneka Tambang Tbk[1]	27,161,000	2,481,086

PT International Nickel Indonesia[1]	127,500	103,527

		14,384,760

Capital Goods—11.8%

Aerospace/Defense—6.9%

Empresa Brasileira de Aeronautica SA (Embraer), Preference	1,840,000	17,242,965

Industrial Services—4.1%

Compania de Saneamento Basico do Estado de Sao Paulo	34,102,959	3,871,733

Hyundai Heavy Industries Co. Ltd.[1]	296,970	6,369,901

		10,241,634

Manufacturing—0.8%

Haci Omer Sabanci Holding AS, ADR, Registered S Shares	1,835,119	1,972,753

Communication Services—9.5%

Telecommunications: Long Distance—3.6%

Nortel Inversora SA	243,500	2,912,260

Videsh Sanchar Nigam Ltd.	246,450	1,697,967

Videsh Sanchar Nigam Ltd., Sponsored ADR	334,455	4,331,192

		8,941,419

Telephone Utilities—4.6%

Portugal Telecom SA, Sponsored ADR	300,000	2,859,000

Tele Norte Leste Participacoes SA (Telemar)	305,222,897	4,928,973

Telecomunicacoes do Rio de Janeiro SA, Preference[1]	112,002,554	3,304,993

Telefonica SA, BDR	20,714	338,560

		11,431,526

Telecommunications: Wireless—1.3%

Gilat Satellite Networks Ltd.[1]	79,000	2,774,875

Partner Communications Co. Ltd., Sponsored ADR[1]	23,950	127,234

Telesp Celular Participacoes SA, Preference	32,907,240	301,938

		3,204,047

9 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Market Value
	Shares	See Note 1

Consumer Cyclicals—15.7%

Autos & Housing—7.5%

Brazil Realty SA, GDR[2]	415,020	$5,602,770

Corporacion GEO, SA de CV, Cl. B1	2,918,000	2,826,296

G. Accion SA de CV, Cl. B1,2	4,543,000	2,153,302

Housing Development Finance Corp. Ltd.	272,800	3,478,046

Madinet Nasr for Housing & Development Co.	364,032	2,156,532

Solidere, GDR[1,3]	420,000	2,404,500

		18,621,446

Consumer Services—0.2%

Art Marketing Syndicate SA1	55,160	574,825

Leisure & Entertainment—2.0%

Danubius Hotel & Spa Rt	129,829	1,886,293

Hongkong & Shanghai Hotels Ltd. (The)	5,057,000	3,241,708

		5,128,001

Media—4.1%

Hurriyet Gazetecilik ve Matbaacilik AS	230,610,000	704,974

Impresa-Sociedade Gestora de Participacoes SA1	333,400	1,913,151

Naspers Ltd., N Shares	470,000	1,940,590

Singapore Press Holdings Ltd.	249,000	3,140,335

Times Publishing Ltd.	1,140,000	2,548,727

		10,247,777

Retail: Specialty—1.9%

Courts (Singapore) Ltd.	7,931,000	2,500,602

Jollibee Foods Corp.	8,999,160	2,142,657

		4,643,259

Consumer Staples—17.7%

Beverages—3.9%

Companhia de Bebidas das Americas, ADR	169,200	4,162,320

Panamerican Beverages, Inc., Cl. A	150,000	2,730,000

Serm Suk Public Co. Ltd.[2]	755,100	1,841,280

United Breweries Ltd.	473,061	1,093,868

		9,827,468

Broadcasting—7.4%

Grupo Radio Centro SA de CV, Sponsored ADR	392,100	2,960,355

Grupo Televisa SA, Sponsored GDR[1]	195,900	7,816,410

LG Home Shopping, Inc.	119,632	4,531,154

Television Broadcasts Ltd.	528,000	3,174,810

		18,482,729

10 OPPENHEIMER DEVELOPING MARKETS FUND

		Market Value
	Shares	See Note 1

Entertainment—0.9%

Shaw Brothers (Hong Kong) Ltd.	2,750,000	$2,256,439

Food & Drug Retailers—2.6%

Dairy Farm International Holdings Ltd.	5,241,900	2,751,997

Jeronimo Martins & Filho SA	310,000	2,993,298

PT Hero Supermarket Tbk[1]	7,516,000	781,923

		6,527,218

Household Goods—1.8%

CCT Multimedia Holdings Ltd.[1]	1,070,000	27,436

Grupo Casa Saba SA de CV, Sponsored ADR[1]	317,100	2,593,878

Marico Industries Ltd.	341,069	1,787,581

		4,408,895

Tobacco—1.1%

Eastern Tobacco Co.	200,000	2,741,533

Energy—3.8%

Oil: International—3.8%

Bharat Petroleum Corp. Ltd.	2,543,000	9,611,016

Financial—15.5%

Banks—6.8%

BBV Banco BHIF, Sponsored ADR	140,000	2,191,000

Commercial International Bank, Sponsored GDR	338,000	3,058,900

Grupo Financiero Banorte SA de CV1	4,104,850	6,429,028

Grupo Financiero Inbursa SA de CV1	964,970	3,460,171

Uniao de Bancos Brasileiros SA (Unibanco), Sponsored GDR	78,000	1,868,100

		17,007,199

Diversified Financial—5.1%

Administradora de Fondos de Pensiones Provida SA, Sponsored ADR	110,000	2,519,000

Espirito Santo Financial Group, ADR	160,550	2,689,213

ICICI Ltd., Sponsored ADR	515,375	6,782,335

Kotak Mahindra Finance Ltd.	487,876	826,837

		12,817,385

Insurance—3.6%

Adamjee Insurance Co. Ltd.	745,442	897,818

Aksigorta AS	260,798,000	2,783,647

Fubon Insurance Co., GDR	384,677	3,731,367

Sanlam Ltd.	1,249,000	1,509,922

		8,922,754

11 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Market Value
	Shares	See Note 1

Healthcare—6.2%

Healthcare/Drugs—6.2%

Dr. Reddy’s Laboratories Ltd.	213,169	$6,102,710

Haw Par Healthcare Ltd.	1,362,000	1,288,294

Pliva d.d., GDR[3]	523,900	6,286,800

Sun Pharmaceutical Industries Ltd.	147,800	1,886,906

		15,564,710

Technology—4.6%

Computer Software—3.5%

NIIT Ltd.	132,700	3,541,897

ParaRede-SGPS, SA1	1,200,000	2,504,990

SSI Ltd.	100,000	2,733,219

		8,780,106

Electronics—1.1%

PKL Corp.[1]	80,000	2,762,140

Utilities—3.0%

Electric Utilities—2.4%

Compania Paranaense Energia, Sponsored ADR, Preference, B Shares	635,800	5,976,520

Gas Utilities—0.6%

Aygaz AS	56,684,000	1,395,073

Total Common Stocks (Cost $224,763,466)		236,994,228

	Units

Rights, Warrants and Certificates—0.0%

Haci Omer Sabanci Holding AS, ADR Rts., Exp. 3/31/01 (Cost $0)	1,430,000	55,570

	Principal

	Amount

Corporate Bonds and Notes—1.0%

Impsat Fiber Networks, 13.75% Sr. Nts., 2/15/05 (Cost $2,595,456)	$3,500,000	2,371,250

Repurchase Agreements—5.7%

Repurchase agreement with Banc One Capital Markets, Inc., 5.34%, dated 2/28/01, to be repurchased at $14,300,121 on 3/1/01, collateralized by U.S. Treasury Bonds, 6.125%-6.625%, 2/15/27-8/15/29, with a value of $779,771, U.S. Treasury Nts., 5.25%-7.875%, 5/31/01-2/15/07, with a value of $2,184,951 and U.S. Treasury Bills, 4/19/01, with a value of $11,624,004

(Cost $14,298,000)	14,298,000	14,298,000

Total Investments, at Value (Cost $241,656,922)	101.6%	253,719,048

Liabilities in Excess of Other Assets	(1.6)	(3,969,783)

Net Assets	100.0%	$249,749,265

12 OPPENHEIMER DEVELOPING MARKETS FUND

Footnotes to Statement of Investments

1.	Non-income-producing security.

2.	Identifies issues considered to be illiquid or restricted—See Note 6 of Notes to Financial Statements.

3.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $8,691,300 or 3.48% of the Fund’s net assets as of February 28, 2001.

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

Geographical Diversification	Market Value	Percent

Brazil	$50,739,635	20.0%

India	47,152,205	18.7

Mexico	30,969,440	12.2

United States	21,024,750	8.3

Korea, Republic of (South)	13,663,195	5.4

Portugal	12,959,652	5.1

Singapore	12,229,956	4.8

Hong Kong	8,700,394	3.4

Egypt	7,956,965	3.1

Turkey	6,912,016	2.7

Croatia	6,286,800	2.5

Chile	4,710,000	1.9

Great Britain	3,965,322	1.6

Taiwan	3,731,367	1.5

South Africa	3,450,513	1.4

Indonesia	3,366,536	1.3

Argentina	2,912,260	1.1

Israel	2,902,109	1.1

Lebanon	2,404,500	0.9

Philippines	2,142,657	0.8

Hungary	1,886,293	0.7

Thailand	1,841,280	0.7

Pakistan	897,818	0.4

Poland	574,825	0.3

Spain	338,560	0.1

Total	$253,719,048	100.0%

See accompanying Notes to Financial Statements.

13 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited

February 28, 2001

Assets

Investments, at value (cost $241,656,922)—see accompanying statement	$253,719,048

Cash	1,171,216

Cash—foreign currencies (cost $335,592)	335,881

Unrealized appreciation on foreign currency contracts	5

Receivables and other assets:

Investments sold	869,829

Shares of beneficial interest sold	688,620

Interest and dividends	124,783

Other	21,446

Total assets	256,930,828

Liabilities

Unrealized depreciation on foreign currency contracts	1,179

Payables and other liabilities:

Investments purchased	4,697,448

Shares of beneficial interest redeemed	1,379,793

Accrued foreign capital gains taxes	914,425

Distribution and service plan fees	88,107

Transfer and shareholder servicing agent fees	22,418

Trustees’ compensation	19,560

Other	58,633

Total liabilities	7,181,563

Net Assets	$249,749,265

Composition of Net Assets

Paid-in capital	$244,468,933

Overdistributed net investment income	(1,330,860)

Accumulated net realized loss on investments and foreign currency transactions	(5,450,436)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	12,061,628

Net Assets	$249,749,265

14 OPPENHEIMER DEVELOPING MARKETS FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $177,248,826 and 11,670,297 shares of beneficial interest outstanding	$15.19

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$16.12

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $51,661,008 and 3,418,168 shares of beneficial interest outstanding)	$15.11

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $20,839,431 and 1,383,301 shares of beneficial interest outstanding)	$15.07

See accompanying Notes to Financial Statements.

15 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended February 28, 2001

Investment Income

Dividends (net of foreign withholding taxes of $93,926)	$1,674,133

Interest (net of foreign withholding taxes of $22,264)	485,031

Total income	2,159,164

Expenses

Management fees	986,095

Distribution and service plan fees:

Class A	145,422

Class B	236,861

Class C	88,294

Foreign capital gains taxes	797,639

Transfer and shareholder servicing agent fees	158,178

Custodian fees and expenses	135,311

Shareholder reports	86,165

Other	50,443

Total expenses	2,684,408

Less expenses paid indirectly	(2,356)

Net expenses	2,682,052

Net Investment Loss	(522,888)

Realized and Unrealized Gain (Loss)

Net realized loss on:

Investments	(3,806,394)

Foreign currency transactions	(1,283,609)

Net realized loss	(5,090,003)

Net change in unrealized appreciation (depreciation) on:

Investments	(7,804,573)

Translation of assets and liabilities denominated in foreign currencies	2,737,524

Net change	(5,067,049)

Net realized and unrealized loss	(10,157,052)

Net Decrease in Net Assets Resulting from Operations	$(10,679,940)

See accompanying Notes to Financial Statements.

16 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	February 28, 2001	August 31,
	(Unaudited)	2000

Operations

Net investment income (loss)	$(522,888)	$1,588,259

Net realized gain (loss)	(5,090,003)	12,115,822

Net change in unrealized appreciation (depreciation)	(5,067,049)	18,997,538

Net increase (decrease) in net assets resulting from operations	(10,679,940)	32,701,619

Dividends and/or Distributions to Shareholders

Dividends from net investment income:

Class A	(1,618,049)	(474,878)

Class B	(249,598)	(72,621)

Class C	(121,084)	(20,349)

Distributions from net realized gain:

Class A	(3,248,509)	—

Class B	(1,225,233)	—

Class C	(452,377)	—

Beneficial Interest Transactions

Net increase in net assets resulting from beneficial interest transactions:

Class A	74,569,099	53,825,278

Class B	8,137,312	17,625,360

Class C	5,992,869	8,922,257

Net Assets

Total increase	71,104,490	112,506,666

Beginning of period	178,644,775	66,138,109

End of period [including undistributed (overdistributed) net investment income of $(1,330,860) and $1,180,759, respectively]	$249,749,265	$178,644,775

See accompanying Notes to Financial Statements.

17 OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS

	Six Months				Year
	Ended				Ended
	Feb. 28, 2001				Aug. 31,
Class A	(Unaudited)	2000	1999	1998	1997[1]

Per Share Operating Data

Net asset value, beginning of period	$16.85	$11.40	$7.76	$12.82	$10.00

Income (loss) from investment operations:

Net investment income (loss)	(.02)	.20	.10	.11	.07

Net realized and unrealized gain (loss)	(1.05)	5.37	3.71	(4.62)	2.75

Total income (loss) from investment operations	(1.07)	5.57	3.81	(4.51)	2.82

Dividends and/or distributions to shareholders:

Dividends from net investment income	(.20)	(.12)	(.10)	(.09)	—

Distributions from net realized gain	(.39)	—	(.07)	(.46)	—

Total dividends and/or distributions to shareholders	(.59)	(.12)	(.17)	(.55)	—

Net asset value, end of period	$15.19	$16.85	$11.40	$7.76	$12.82

Total Return, at Net Asset Value[2]	(6.11)%	49.12%	49.92%	(36.33)%	28.20%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$177,249	$114,137	$40,046	$23,663	$37,613

Average net assets (in thousands)	$133,905	$77,848	$29,183	$35,864	$17,852

Ratios to average net assets:[3]

Net investment income (loss)	(0.35)%	1.56%	1.11%	0.87%	1.45%

Expenses	2.46%	1.96%	2.36%	2.18%[4]	1.94%[4]

Portfolio turnover rate	6%	22%	37%	78%	27%

1.	For the period from November 18, 1996 (inception of offering) to August 31, 1997.

2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.	Annualized for periods of less than one full year.

4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER DEVELOPING MARKETS FUND

	Six Months				Year
	Ended				Ended
	Feb. 28, 2001				Aug. 31,
Class B	(Unaudited)	2000	1999	1998	1997[1]

Per Share Operating Data

Net asset value, beginning of period	$16.70	$11.30	$7.69	$12.73	$10.00

Income (loss) from investment operations:

Net investment income (loss)	(.06)	.11	.04	.01	.03

Net realized and unrealized gain (loss)	(1.06)	5.33	3.68	(4.57)	2.70

Total income (loss) from investment operations	(1.12)	5.44	3.72	(4.56)	2.73

Dividends and/or distributions to shareholders:

Dividends from net investment income	(.08)	(.04)	(.04)	(.02)	—

Distributions from net realized gain	(.39)	—	(.07)	(.46)	—

Total dividends and/or distributions to shareholders	(.47)	(.04)	(.11)	(.48)	—

Net asset value, end of period	$15.11	$16.70	$11.30	$7.69	$12.73

Total Return, at Net Asset Value[2]	(6.50)%	48.20%	48.81%	(36.85)%	27.30%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$51,661	$48,146	$21,028	$12,788	$20,470

Average net assets (in thousands)	$47,869	$37,333	$16,430	$18,673	$7,802

Ratios to average net assets:[3]

Net investment income (loss)	(0.84)%	0.78%	0.37%	0.07%	0.87%

Expenses	3.24%	2.72%	3.10%	2.95%[4]	2.78%[4]

Portfolio turnover rate	6%	22%	37%	78%	27%

1.	For the period from November 18, 1996 (inception of offering) to August 31, 1997.

2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.	Annualized for periods of less than one full year.

4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

19 OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued

	Six Months				Year
	Ended				Ended
	Feb. 28, 2001				Aug. 31,
Class C	(Unaudited)	2000	1999	1998	1997[1]

Per Share Operating Data

Net asset value, beginning of period	$16.68	$11.31	$7.68	$12.74	$10.00

Income (loss) from investment operations:

Net investment income (loss)	(.07)	.09	.04	.02	.04

Net realized and unrealized gain (loss)	(1.04)	5.32	3.69	(4.58)	2.70

Total income (loss) from investment operations	(1.11)	5.41	3.73	(4.56)	2.74

Dividends and/or distributions to shareholders:

Dividends from net investment income	(.11)	(.04)	(.03)	(.04)	—

Distributions from net realized gain	(.39)	—	(.07)	(.46)	—

Total dividends and/or distributions to shareholders	(.50)	(.04)	(.10)	(.50)	—

Net asset value, end of period	$15.07	$16.68	$11.31	$7.68	$12.74

Total Return, at Net Asset Value[2]	(6.46)%	47.93%	48.98%	(36.88)%	27.40%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$20,839	$16,363	$5,064	$3,061	$3,713

Average net assets (in thousands)	$17,865	$10,230	$4,022	$4,206	$1,560

Ratios to average net assets:[3]

Net investment income (loss)	(1.02)%	0.82%	0.41%	0.24%	0.98%

Expenses	3.24%	2.71%	3.08%	2.95%[4]	2.77%[4]

Portfolio turnover rate	6%	22%	37%	78%	27%

1.	For the period from November 18, 1996 (inception of offering) to August 31,1997.

2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.	Annualized for periods of less than one full year.

4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

      See accompanying Notes to Financial Statements.

20 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Developing Markets Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to aggresively seek capital appreciation. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

21 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued

Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended February 28, 2001, a credit of $12,781 was made for the Fund’s projected benefit obligations and payments of $511 were made to retired trustees, resulting in an accumulated liability of $19,553 as of February 28, 2001.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

22 OPPENHEIMER DEVELOPING MARKETS FUND

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

23 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended February 28, 2001		Year Ended August 31, 2000
	Shares	Amount	Shares	Amount

Class A

Sold	10,151,157	$156,155,657	10,550,933	$174,937,404

Dividends and/or distributions reinvested	304,899	4,341,769	31,540	440,912

Redeemed	(5,561,142)	(85,928,327)	(7,319,699)	(121,553,038)

Net increase	4,894,914	$74,569,099	3,262,774	$53,825,278

Class B

Sold	928,570	$14,215,087	2,289,199	$37,593,902

Dividends and/or distributions reinvested	96,646	1,371,466	4,985	69,291

Redeemed	(490,324)	(7,449,241)	(1,271,347)	(20,037,833)

Net increase	534,892	$8,137,312	1,022,837	$17,625,360

Class C

Sold	1,318,838	$20,057,010	819,660	$13,558,912

Dividends and/or distributions reinvested	36,033	509,872	1,334	18,568

Redeemed	(952,821)	(14,574,013)	(287,683)	(4,655,223)

Net increase	402,050	$5,992,869	533,311	$8,922,257

3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended February 28, 2001, were $88,468,502 and $10,697,425, respectively.

4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 1.00% of the first $250 million of average annual net assets of the Fund, 0.95% of the next $250 million, 0.90% of the next $500 million, and 0.85% of average annual net assets over $1 billion. The Fund’s management fee for the six months ended February 28, 2001, was an annualized rate of 1.00%, before any waiver by the Manager if applicable.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.

24 OPPENHEIMER DEVELOPING MARKETS FUND

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

	Aggregate	Class A	Commissions	Commissions	Commissions
	Front-End	Front-End	on Class A	on Class B	on Class C
	Sales Charges	Sales Charges	Shares	Shares	Shares
	on Class A	Retained by	Advanced by	Advanced by	Advanced by
Six Months Ended	Shares	Distributor	Distributor[1]	Distributor[1]	Distributor[1]

February 28, 2001	$437,313	$57,923	$154,268	$377,833	$84,936

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

	Class A	Class B	Class C
	Contingent Deferred	Contingent Deferred	Contingent Deferred
	Sales Charges	Sales Charges	Sales Charges
Six Months Ended	Retained by Distributor	Retained by Distributor	Retained by Distributor

February 28, 2001	$6,623	$46,298	$4,366

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended February 28, 2001, payments under the Class A plan totaled $145,422 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $14,443 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

25 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Fees and Other Transactions with Affiliates Continued

      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

      The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended February 28, 2001, were as follows:

Distributor's
			Distributor's	Aggregate
			Aggregate	Unreimbursed
			Unreimbursed	Expenses as %
	Total Payments	Amount Retained	Expenses	of Net Assets
	Under Plan	by Distributor	Under Plan	of Class

Class B Plan	$236,861	$197,376	$1,246,454	2.41%

Class C Plan	88,294	51,063	260,570	1.25

5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

26 OPPENHEIMER DEVELOPING MARKETS FUND

      Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

      As of February 28, 2001, the Fund had outstanding foreign currency contracts as follows:

		Contract	Valuation as of	Unrealized	Unrealized
Contract Description	Expiration Date	Amount (000s)	Feb. 28, 2001	Appreciation	Depreciation

Contracts to Purchase
Hong Kong Dollar (HKD)	3/1/01	HKD47	$6,024	$—	$—

Hungary Forints (HUF)	3/1/01-3/5/01	HUF24,206	83,627	—	569

Indian Rupee (INR)	3/1/01	INR322	6,922	5	—

Indonesia Rupiah (IDR)	3/1/01	IDR1,199,163	121,712	—	552

Singapore Dollar (SGD)	3/2/01	SGD92	52,934	—	58

Total Unrealized Appreciation and Depreciation				$5	$1,179

6. Illiquid Securities

As of February 28, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of February 28, 2001, was $9,597,352, which represents 3.84% of the Fund’s net assets.

7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

      The Fund had no borrowings outstanding during the six months ended or at February 28, 2001.

8. Subsequent Event

Effective March 1, 2001, Class N shares will be offered.

27 OPPENHEIMER DEVELOPING MARKETS FUND

OPPENHEIMER DEVELOPING MARKETS FUND

Officers and Trustees	Leon Levy, Chairman of the Board of Trustees

Donald W. Spiro, Vice Chairman of the Board of Trustees

Bridget A. Macaskill, Trustee and President

Robert G. Galli, Trustee

Phillip A. Griffiths, Trustee

Benjamin Lipstein, Trustee

Elizabeth B. Moynihan, Trustee

Kenneth A. Randall, Trustee

Edward V. Regan, Trustee

Russell S. Reynolds, Jr., Trustee

Clayton K. Yeutter, Trustee

Rajeev Bhaman, Vice President

Andrew J. Donohue, Secretary

Brian W. Wixted, Treasurer

Robert J. Bishop, Assistant Treasurer

Scott T. Farrar, Assistant Treasurer

Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Custodian of	The Bank of New York

Portfolio Securities

Independent Auditors	KPMG LLP

Legal Counsel	Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

For more complete information about Oppenheimer Developing Markets Fund,

please refer to the Prospectus. To obtain a copy, call your financial advisor, call

OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the

OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank,

are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.,

Two World Trade Center, New York, NY 10048-0203.

© Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

28 OPPENHEIMER DEVELOPING MARKETS FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it’s automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.[1] So call us today, or visit our website—we’re here to help.

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RS0785.001.0201April 27, 2001